EXHIBIT A

                              AGREEMENT OF JOINT FILING
                            UNITY FIRST ACQUISITION CORP.
                      COMMON STOCK, $0.0001 PAR VALUE PER SHARE


               In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby confirm the agreement by and among them to the joint filing on behalf of them of a Statement on Schedule 13G and any and all amendments thereto, with respect to the above referenced securities and that this Agreement be included as an Exhibit to such filing.

               This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same
          Agreement.

               WITNESS WHEREOF, the undersigned hereby execute this Agreement as of this 21st day of January, 1999.


                                         /s/ James G. Dinan
                                        -------------------
                                        James G. Dinan


                                        YORK INVESTMENT LIMITED

                                        By: DINAN MANAGEMENT CORPORATION,
                                            Sub-Manager


                                        By: /s/ James G. Dinan
                                           -------------------
                                            James G. Dinan
                                            President


                                        YORK CAPITAL MANAGEMENT, L.P.

                                        By: DINAN MANAGEMENT, L.L.C.


                                        By: /s/ James G. Dinan
                                           -------------------
                                            James G. Dinan
                                            Senior Managing Director


                                        YORK INSTITUTIONAL PARTNERS, L.P.

                                        By: DINAN MANAGEMENT, L.L.C.


                                        By: /s/ James G. Dinan
                                           -------------------
                                            James G. Dinan
                                            Senior Managing Director